Exhibit 24.1

                                   Form 10-K
                           Limited Power of Attorney


KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of Ball Corporation, an Indiana corporation, hereby constitute and appoint Delmont
A. Davis, R. David Hoover and George A. Sissel, and any one or all of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation the Form 10-K of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, and to sign any amendment to such Form 10-K, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact or any one of them, as herein authorized.


Dated:  March 29, 1994

/s/ Delmont A. Davis                    /s/ Delmont A. Davis
- ---------------------------             ---------------------------
 Delmont A. Davis   Officer              Delmont A. Davis   Director


/s/ R. David Hoover                     /s/ Howard M. Dean
- ---------------------------             ---------------------------
 R. David Hoover    Officer              Howard M. Dean     Director


/s/ George A. Sissel                    /s/ Richard M. Gillett
- ---------------------------             ---------------------------
 George A. Sissel   Officer              Richard M. Gillett Director


                                        /s/ John T. Hackett
                                        ---------------------------
                                         John T. Hackett    Director


                                        /s/ John F. Lehman
                                        ---------------------------
                                         John F. Lehman     Director


                                        /s/ Alvin Owsley
                                        ---------------------------
                                         Alvin Owsley       Director


                                        /s/ Delbert C. Staley
                                        ---------------------------
                                         Delbert C. Staley  Director


                                        /s/ W. Thomas Stephens
                                        ---------------------------
                                         W. Thomas Stephens Director


                                        /s/ William P. Stiritz
                                        ---------------------------
                                         William P. Stiritz Director